Exhibit No. 10.09

EXECUTION VERSION

OMNIBUS AMENDMENT AGREEMENT

Dated as of August 1, 2011

by and among

ARMSTRONG RECEIVABLES COMPANY LLC

as Seller,

ARMSTRONG WORLD INDUSTRIES, INC.,

as Servicer,

ARMSTRONG HARDWOOD FLOORING COMPANY,

as Originator

ATLANTIC ASSET SECURITIZATION LLC,

as Conduit Purchaser,

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Administrative Agent,

Related Committed Purchaser and LC Bank

This OMNIBUS AMENDMENT AGREEMENT (this “Agreement”), dated as of August 1, 2011 (the “Amendment Effective Date”), is by and among Armstrong Receivables Company LLC, a Delaware limited liability company (the “Company”), Armstrong World Industries, Inc., a Pennsylvania corporation (“Armstrong”), Armstrong Hardwood Flooring Company, a Tennessee corporation (“AHFC”), Atlantic Asset Securitization LLC, a Delaware limited liability company (“Atlantic”), and Crédit Agricole Corporate and Investment Bank, a French banking corporation, duly licensed under the laws of the State of New York (“Crédit Agricole”).

Reference is hereby made to (i) that certain Purchase and Sale Agreement, dated as of December 10, 2010 (as amended or otherwise modified, the “Purchase and Sale Agreement”), among Armstrong and AHFC, as Originators, Armstrong, as Servicer, and the Company; and (ii) that certain Receivables Purchase Agreement, dated as of December 10, 2010 (as amended or otherwise modified, the “Receivables Purchase Agreement”), among the Company, as Seller, Armstrong, as Servicer, Atlantic, as Conduit Purchaser, and Crédit Agricole, as Administrative Agent, Related Committed Purchaser and LC Bank.

RECITALS

WHEREAS, the parties hereto wish to amend the Purchase and Sale Agreement and the Receivables Purchase Agreement, as herein set forth;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Receivables Purchase Agreement.

ARTICLE II

AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT

SECTION 2.1 Amendments to the Receivables Purchase Agreement.

(a) Section 1.4(g) of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

If on any day the LC Collateral Amount exceeds the sum of the LC Participation Amount and the amount of any outstanding Participation Advances (including any Discount accrued thereon) (the “LC Obligations”), the Administrative Agent shall, on the written request of the Seller and (or the Servicer at the direction of the Seller) (which request shall set forth the LC Collateral Amount and the amount of the LC Obligations), on the next Settlement Date transfer to the Servicer funds on deposit in the LC Collateral Account up to an amount necessary to reduce the LC Collateral Amount to equal the LC Obligations, and the Servicer shall allocate such funds pursuant to Section 1.4(d) on such Settlement Date as Collections hereunder.

RPA Amendment

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. (a) This Agreement and the provisions contained herein shall become effective as of the date hereof, provided that Crédit Agricole shall have, in form and substance satisfactory to it, received an original counterpart (or counterparts) of this Agreement executed by each of the parties hereto.

(b) Atlantic and Crédit Agricole constitute the sole Purchasers in existence and Crédit Agricole’s Commitments constitute 100% of the aggregate Commitments of all Purchasers, in each case as of the date hereof.

ARTICLE IV

NOTICE, CONFIRMATION, ACKNOWLEDGEMENT,

RELEASE AND REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Transaction Documents with respect to the execution of this Agreement, and the effectuation of the amendments contained herein.

SECTION 4.2 Confirmation of the Transaction Documents. The parties hereto each hereby acknowledge and agree that, except as herein expressly amended, the Receivables Purchase Agreement and each other Transaction Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

SECTION 4.3 Representations and Warranties. By its signature hereto, the Seller and the Servicer each hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Transaction Documents (as amended hereby) are correct on and as of the date hereof, as though made on and as of such date, except for representations and warranties which apply to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier day), and except for matters that have been disclosed to Crédit Agricole in writing; and

(b) No Termination Event (as defined in the Receivables Purchase Agreement) has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT

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THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Receivables Purchase Agreement, as amended by this Agreement, and the other Transaction Documents, embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

SECTION 5.5 Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation hereof or thereof.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF

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MANHATTAN IN THE CITY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ARMSTRONG RECEIVABLES COMPANY LLC, as Seller

By:
Name:	Mark A. Telymonde
Title:	Assistant Treasurer

Address: c/o Armstrong World Industries, Inc. 2500 Columbia Avenue Lancaster, PA 17603

Attention: Mark A. Telymonde Facsimile: (717) 396-3306

ARMSTRONG WORLD INDUSTRIES, INC., individually, as Originator and as Servicer

By:
Name:	Thomas J. Waters
Title:	Vice-President and Treasurer
Address: 2500 Columbia Avenue Lancaster, PA 17603
Attention: Mark A. Telymonde Facsimile: (717) 396-3306

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ARMSTRONG HARDWOOD FLOORING COMPANY, as an Originator

By:
Name:	Thomas J. Waters
Title:	Treasurer

Address: c/o Armstrong World Industries, Inc. 2500 Columbia Avenue Lancaster, PA 17603

Attention: Mark A. Telymonde Facsimile: (717) 396-3306

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ATLANTIC ASSET SECURITIZATION LLC, as Conduit Purchaser

By:
Name:
Title:

By:
Name:
Title:

Address:
c/o Crédit Agricole Corporate and Investment Bank, as Administrative Agent 1301 Avenue of the Americas New York, NY 10019

Attention: Tina Kourmpetis Telephone: (212) 261-7814 Facsimile: (917) 849-5584

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Address:
1301 Avenue of the Americas New York, NY 10019

Attention: Tina Kourmpetis Telephone: (212) 261-7814 Facsimile: (917) 849-5584

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Related Committed Purchaser for Atlantic Asset Securitization LLC and LC Bank

By:
Name:
Title:

By:
Name:
Title:

Address:
1301 Avenue of the Americas New York, NY 10019

Attention: Tina Kourmpetis Telephone: (212) 261-7814 Facsimile: (917) 849-5584

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